Earnings per share (Tables)	6 Months Ended
Jun. 30, 2019
Earnings per share
Earnings per share
	Half year ended	Half year ended
	30.06.19	30.06.18
	£m	£m
Profit attributable to ordinary equity holders of the parent[1]	2,072	561

	m	m
Basic weighted average number of shares in issue	17,178	17,067
Number of potential ordinary shares	200	258
Diluted weighted average number of shares	17,378	17,325

	p	p
Basic earnings per ordinary share[1]	12.1	3.3
Diluted earnings per ordinary share[1]	11.9	3.2

1 From 2019, due to an IAS 12 update, the tax relief on payments in relation to AT1 instruments has been recognised in the tax charge of the income statement, whereas it was previously recorded in retained earnings. Comparatives have been restated, increasing the profit after tax for H118 by £93m. This change does not impact earnings per share or return on average tangible shareholders’ equity. Further detail can be found in Note 1, Basis of preparation on pages 55 to 56.